UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 26, 2023

PIONEER POWER SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35212	27-1347616
(State of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

400 Kelby Street, 12th Floor Fort Lee, New Jersey	07024
(Address of principal executive offices)	(Zip Code)

(212) 867-0700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	PPSI	Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to CEO Employment Agreement

On December 26, 2023, Pioneer Power Solutions, Inc. (the “Company”) and Nathan J. Mazurek, the Company’s Chief Executive Officer, entered into a fifth amendment (the “Mazurek Amendment”) to that certain Employment Agreement, dated as of March 30, 2012, as amended on each of November 11, 2014, June 30, 2016, March 30, 2020, and April 25, 2022 (as amended, the “Mazurek Agreement”), in order to (i) extend the termination date of the Mazurek Agreement from December 31, 2024, to December 31, 2026, and (ii) adjust Mr. Mazurek’s annual base salary to be $650,500 for the period beginning on January 1, 2024, and ending on December 31, 2024, $675,500 for the period beginning on January 1, 2025, and ending on December 31, 2025, and $700,500, for the period beginning on January 1, 2026, and ending on December 31, 2026.

Amendment to CFO Employment Agreement

On December 26, 2023, the Company and Wojciech (Walter) Michalec, the Company’s Chief Financial Officer, entered into a first amendment (the “Michalec Amendment”) to that certain Employment Agreement, dated as of April 25, 2022 (as amended, the “Michalec Agreement”), in order to (i) extend the termination date of the Michalec Agreement from December 31, 2024, to December 31, 2026, and (ii) adjust Mr. Michalec’s annual base salary to be $300,000 for the period beginning on January 1, 2024, and ending on December 31, 2024, $325,000 for the period beginning on January 1, 2025, and ending on December 31, 2025, and $350,000 for the period beginning on January 1, 2026, and ending on December 31, 2026.

The foregoing summaries of each of the Mazurek Amendment and the Michalec Amendment contained in this Item 5.02 do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Mazurek Amendment and the Michalec Amendment, copies of which are attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Fifth Amendment to Employment Agreement, dated December 26, 2023, by and between Pioneer Power Solutions, Inc. and Nathan J. Mazurek
10.2	First Amendment to Employment Agreement, dated December 26, 2023, by and between Pioneer Power Solutions, Inc. and Wojciech (Walter) Michalec
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER POWER SOLUTIONS, inc.

Date: January 2, 2024	By:	/s/ Walter Michalec
	Name:	Walter Michalec
	Title:	Chief Financial Officer